Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2017
Shareholders' equity
Tabular disclosure of number of shares acquired in the context of the buy-back program as well as the repurchased treasury stock

Treasury Stock
	Average price paid per share	Total number of shares purchased and retired as part of publicly announced plans or programs	Total value of shares(1)
Period	in €		in € THOUS
Purchase of Treasury Stock
May 2013	52.96	1,078,255	57,107
June 2013	53.05	2,502,552	132,769
July 2013	49.42	2,972,770	146,916
August 2013	48.40	995,374	48,174

Repurchased Treasury Stock	51.00	7,548,951	384,966
Retirement of repurchased Treasury Stock
February 2016	51.00	6,549,000	333,973
Purchase of Treasury Stock
December 2017	87.79	660,000	57,938

Total	65.63	1,659,951	108,931

(1)       The value of shares repurchased in 2013 and 2017 is inclusive of fees (net of taxes) paid in the amount of approximately €81 and €12, respectively, for services rendered.